STOCK OPTIONS	3 Months Ended
Mar. 31, 2014
Notes to Financial Statements
Note 12. STOCK OPTIONS

The Company awarded Linda Gassaway, Chief Financial Officer, 500,000 shares of stock options on April 1, 2013. The restricted stock options were offered at an exercise price of $.80 per share, and will vest one year from date of grant.

The fair value of the option grants were estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions: expected volatility of 202.5%, risk free interest rate of 0.76%; and expected term of five years.

During the three months ended March 31, 2014, the Company recorded stock-based compensation of $92,090 related to options granted in prior periods. At March 31, 2014 the weighted average remaining life of the stock options is 4.13 years. All options have been fully amortized as of March 31, 2014.